EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q/A of Metropolitan Health Networks, Inc. (the “Company”) for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”),

I, Michael M. Earley, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 14, 2006

By:	/s/ MICHAEL M. EARLEY
Michael M. Earley
Chief Executive Officer and Interim Chief Financial Officer

A signed original of this statement required by Section 906 has been provided to Metropolitan Health Networks, Inc. and will be retained by Metropolitan Health Networks, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.